Rev-2                        PHARMA PATCH PLC
                     (an Irish public limited company)

       REGULATION S OFFSHORE TRANSACTION SUBSCRIPTION AGREEMENT 2,150,000 American Depositary Shares, each representing one Ordinary Share,
                          IR Pound .01 par value

                        ~~~~~~~~~~~~~~~~~~~~~~~~~~~

Any interest in the PHARMA PATCH PLC securities subscribed to hereunder may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S under the United States Securities Act of 1933 ("Securities Act")] by or for the account of the undersigned Foreign Investor only (i) pursuant to a registration statement under the Securities Act, or (ii) pursuant to an applicable exemption from such registration.

                        ~~~~~~~~~~~~~~~~~~~~~~~~~~~
Pharma Patch PLC
15-16 FitzWilliam Place
Dublin 2, Ireland
FAX Number 011-353-1-661-9671

1.      SUBSCRIPTION TO AMERICAN DEPOSITARY SHARES.   The undersigned, an
individual not residing in nor a resident of the United States, or alternatively a company organized under the laws of the jurisdiction of its organization or incorporation set forth on the signature page hereof (herein called the "Foreign Investor"), hereby subscribes for the purchase of the number of American Depositary Shares ("ADS") indicated on the signature page hereof, each ADS representing one Ordinary Share, IR Pound .01 par value, in PHARMA PATCH PLC, an Irish public limited company (herein called "PHARMA PATCH") for the account of the Foreign Investor upon the terms and conditions
set forth in this Subscription Agreement.   The subscription price for each
ADS shall be (i) $0.50 per ADS in United States funds, payable in cash upon acceptance hereof, and (ii) the delivery in proper form, endorsed for transfer, of one (1) Class C Warrant previously issued by PHARMA PATCH which shall be surrendered for cancellation.


2.      DESCRIPTION OF OFFERING.

  2.1.  REGULATION S OFFERING.   PHARMA PATCH is offering up to a maximum
of 2,150,000 American Depositary Shares representing up to a maximum of 2,150,000 Ordinary Shares of PHARMA PATCH on a "best efforts" basis to a limited number of qualified investors in a private placement offering of securities exempt from the registration requirements of the United States
Securities Act of 1933, as amended (the "Securities Act").   The offering of
such ADS securities to investors who are not U.S. persons as defined in Rule 902(o) of Regulation S ("Regulation S") promulgated under the Securities Act is herein called the "Offering". All of the ADS securities are being offered at a price of $0.50 per ADS share in U.S. funds and the surrender for cancellation of one (1) PHARMA PATCH Class C Warrant for each ADS sold in the Offering. The Foreign Investor acknowledges receipt and has read and understands information concerning the existing financial condition and a proposed future plan of operation and proposed reorganization of PHARMA PATCH. There are no minimum amount of subscriptions required in order for


Regulation S Subscription Agreement                             -1-

PHARMA PATCH to accept any subscriptions to the Offering. The Offering will terminate on February 15, 1996 unless extended at the option of PHARMA PATCH for an additional period of not more than 30 days. PHARMA PATCH reserves the right to terminate the Offering at any time, whether or not the maximum ADS securities have been sold, and further reserves the right to increase the amount of ADS securities offered if at least 2,150,000 ADS securities are subscribed for in this Offering on or prior to February 15, 1996.

  2.2.  CLASS C WARRANTS TO BE SURRENDERED FOR CANCELLATION.   Each Class
C Warrant to be transferred and surrendered for cancellation by PHARMA PATCH pursuant to this Offering represents the right to purchase for $10.00 a unit of PHARMA PATCH securities consisting of one ADS, one-half of a Class A Warrant and one-quarter of a Class B Warrant in PHARMA PATCH. Upon the acceptance of his or its subscription to this Offering, the undersigned Foreign Investor acknowledges that he or it is surrendering all rights represented by such Class C Warrants and the other securities underlying the Class C Warrants. In order to perform his or its obligations under this Agreement with respect to the transfer and surrender of Class C Warrants, the Foreign Investor represents and warrants to PHARMA PATCH as follows:

(a) The Foreign Investor is the owner of record and beneficially of a sufficient number of Class C Warrants, free and clear of any liens, encumbrances or other adverse claims, necessary to subscribe for the number of ADS securities indicated on the signature page of this Agreement, and the Foreign Investor has not sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pawned, pledged for any bank or brokerage loan, or otherwise transferred any interest in such Class C Warrants to any third party;

(b) Upon the tender of this subscription Agreement, the Foreign Investor shall promptly

  (i) cause certificates representing the Class C Warrants transferred and surrendered in connection with this Offering to be delivered to, and deposited with, PHARMA PATCH at its offices at 15-16 FitzWilliam Place, Dublin 2, Ireland;

  (ii) deliver to PHARMA PATCH at said office in Toronto, Ontario a stock power in the form attached hereto, duly endorsed for transfer of said Class C Warrants to PHARMA PATCH with signature guaranteed by a medallion signature guaranty;

  (iii) if the Foreign Investor is a corporation, partnership or another entity (other than an individual), deliver to PHARMA PATCH at said office in Toronto, Ontario a certificate in the form attached hereto confirming the authority of the officer, managing director or other agent executing the aforesaid stock power on behalf of the Foreign Investor.

The Foreign Investor agrees that it will, at any time and from time to time after this subscription is accepted by PHARMA PATCH, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, powers and assurances as may be required to enable PHARMA PATCH to cancel the Class C Warrants delivered in payment of the applicable portion of the subscription price to ADS in this Offering and hereby appoints PHARMA PATCH as the duly authorized agent and attorney-in-fact of the Foreign Investor to cause such Class C Warrants to be cancelled.


Regulation S Subscription Agreement                             -2-

3.      OTHER REPRESENTATIONS AND WARRANTIES OF THE FOREIGN INVESTOR.   In
connection with this Agreement and the transactions contemplated herein, the Foreign Investor represents and warrants to PHARMA PATCH as follows:

  3.1. The Foreign Investor has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation set forth on the signature page to this Agreement. The Foreign Investor is not organized under the laws of the United States, is not a "U.S. Person" as that term is defined in Rule 902(o) of Regulation S, and is not an "affiliate" of PHARMA PATCH as that term is used in regulations promulgated under the Securities Act or associated with any individual or entity which may be deemed an "affiliate" of PHARMA PATCH as of the date hereof. Neither the Foreign Investor, nor any person affiliated with it, is or has been for the past three months, an officer, director, controlling shareholder or otherwise in a position to control, select or influence the management and policies of PHARMA PATCH.

  3.2. The Foreign Investor was not formed for the purpose of investing in Regulation S securities or formed for the purpose of investing in this Agreement and the ADS securities of PHARMA PATCH. The Foreign Investor is not registered as an issuer under the Securities Act and is not required to be registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Foreign Investor is entering into this Agreement and is participating in the Offering for its own account, and not on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S.

  3.3.  No offer to enter into this Agreement has been made by PHARMA
PATCH to the Foreign Investor in the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S. At the times of the offer and execution of this Agreement and, to the best knowledge of the Foreign Investor, at the time the Offering originated, the Foreign Investor was located and resident outside the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S.

  3.4. Neither the Foreign Investor, nor any of its affiliates nor any person acting on its behalf or any behalf of any such affiliate, has engaged, or will engage, in any activity undertaken for the purpose of, or that could reasonable be expected to have the effect of, conditioning the markets in the United States for the ADS securities or for any securities that are convertible into or exercisable for ADS securities of PHARMA PATCH, including but not limited to effecting any sale of PHARMA PATCH securities to or through the Foreign Investor or any of its affiliates prior to the expiration of any restricted period contained in Regulation S (any such activity being defined herein as a "Directed Selling Effort"). To the best knowledge of the undersigned, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act and the ADS securities are being purchased for investment purposes by the Foreign Investor. The Foreign Investor, and to the best knowledge of the Foreign Investor, each distributor, if any, participating in this Offering of PHARMA PATCH ADS securities, has agreed that all offers and sales of any securities included in the Offering prior to the date hereof and through the expiration of the any restricted period set forth in Rule 903 of Regulation S (and as the same may be amended from time to time hereafter) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons, and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act. The Foreign Investor and its representatives have not conducted any Directed Selling Effort as that term is used and defined in Rule 902 of Regulation S and will not engage in any such Directed Selling Effort within the United States through the expiration of any restricted period set forth in Rule 903 of Regulation S.

Regulation S Subscription Agreement                             -3-

  3.5. The Foreign Investor acknowledges and agrees that following the expiration of any restricted period provided by Rule 903 of Regulation S, any interest in this Agreement or in the ADS securities subscribed to hereunder may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S] by or for the account of the parties hereto only: (i) pursuant to a registration statement under the Securities Act, or (ii) pursuant to an exemption from such registration for sales by a person other than an issuer, underwriter or dealer as those terms are used in Section 4(1) and related provisions of the Securities Act and regulations thereunder, or pursuant to another exemption from registration, and following the expiration of any restricted period required by Regulation
S. The Foreign Investor acknowledges that this Agreement and the PHARMA PATCH ADS securities have not been registered under the Securities Act or qualified under state securities laws of the United States, and that the transferability hereof and thereof within the jurisdiction of the United States is restricted by the Securities Act as well as such state laws. The Foreign Investor acknowledges that this Agreement and the ADS securities are being sold in reliance upon the transaction exemption afforded by Regulation S in connection with an offshore offer and sale of securities of PHARMA PATCH not within or subject to the jurisdiction of the United States markets. The Foreign Investor acknowledges it has received a copy of Regulation S, is familiar with and understands the terms thereof, and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S.

The Foreign Investor acknowledges that if any transfer of the ADS securities is to be made in reliance upon an exemption under the Securities Act, the issuer of the securities being so transferred or its successor-in-interest may require an opinion of counsel satisfactory to the issuer that such transfer may be made pursuant to an applicable exemption under the Securities Act. The Foreign Investor acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the PHARMA PATCH ADS securities subscribed for hereunder: "These securities have not been registered under the Securities Act of 1933 and may be reoffered and sold only if registered or if an exemption from such registration is available in the opinion of counsel satisfactory to the issuer."

  3.6.  The Foreign Investor has not received any general solicitation or
advertising regarding the Offering or this Agreement.   The Foreign Investor
has sufficient knowledge and experience in financial and business matters so that it is able to evaluate the merits and risks of the Offering and this Agreement. The Foreign Investor has had substantial experience in previous private and public purchases of speculative and restricted securities, understands that an investment in the ADS securities of PHARMA PATCH is speculative, and can afford to sustain a complete loss of its investment.

  3.7. The Foreign Investor has carefully read and reviewed this Agreement and any other written information received by the Foreign Investor or its representatives and agent relating to this Offering. The Foreign Investor has had an opportunity to ask questions of, and to receive answers from, one or more of the executive officers of PHARMA PATCH as the Foreign Investor deems necessary in order for the Foreign Investor to make an informed decision with respect to this Agreement and the Offering. The undersigned Foreign Investor has received complete and satisfactory answers to all such inquiries. The undersigned has not received oral or written representations or assurances from PHARMA PATCH or any representatives of PHARMA PATCH, other than as set forth in this Agreement.

  3.8. This Agreement has been duly authorized, executed and delivered by the Foreign Investor and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. The Foreign Investor has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

Regulation S Subscription Agreement                             -4-

  3.9. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by the Foreign Investor of any of the terms or provisions of, or constitute a default under, its charter documents, its memorandum or articles of association or incorporation, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which the undersigned is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

4.      REPRESENTATIONS AND WARRANTIES OF PHARMA PATCH.

  By its acceptance of any subscription from the Foreign Investor hereunder, PHARMA PATCH represents and warrant to the Foreign Investor as follows:

  4.1. PHARMA PATCH is duly organized and validly existing in good standing as a public limited company under the laws of the Republic of Ireland with corporate power to enter into this Agreement and to conduct its business as presently conducted.

  4.2. PHARMA PATCH is a "Reporting Issuer" as defined in Rule 902(l) of Regulation S and will cause all the materials required to be filed by it pursuant to Section 13(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") to be filed with the Securities and Exchange Commission for a period of at least three (3) months following the completion of the Offering. PHARMA PATCH is not an investment company registered or required to register as such under the United States Investment Company Act of 1940.

  4.3. PHARMA PATCH's ADS securities is a class of securities registered under Section 12(g) of the Exchange Act, and PHARMA PATCH has filed all materials, reports and documents required to be filed pursuant to Section 13(a) of the Exchange Act for a period of at least twelve months preceding the date of this Offering (or for such shorter period as it may have been required to filed such materials). PHARMA PATCH has made available to the Foreign Investor copies of PHARMA PATCH's filings with the Securities and Exchange Commission for the last twelve months prior to the date of this Offering including, without limitation, its last proxy statement to shareholders for its annual general meeting of shareholders and audited financial statements for its last fiscal year and unaudited interim financial statements for quarterly periods subsequent thereto.

  4.4. PHARMA PATCH has not offered any securities covered by this Offering to any persons in the United States nor to any U.S. Person nor to any identifiable group or groups of U.S. citizens in the United States or abroad.

  4.5. The PHARMA PATCH ADS securities and the underlying Ordinary shares of PHARMA PATCH, when issued and delivered upon payment of the subscription price, will each be duly and validly authorized and issued, fully paid and nonassessable securities of PHARMA PATCH and will not subject the holders thereof to personal liability by reason of being such holders.

  4.6. This Agreement, upon its acceptance by PHARMA PATCH, has been duly authorized, executed and delivered by PHARMA PATCH and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. PHARMA PATCH has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

Regulation S Subscription Agreement                             -5-

  4.7. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by PHARMA PATCH of any of the terms or provisions of, or constitute a default under, its articles of incorporation or association, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.


5.      OTHER TERMS AND AGREEMENTS.

  5.1. Each of the parties understand that no governmental agency of any jurisdiction has passed upon or made any recommendation or endorsement of the ADS securities, the transactions contemplated by this Agreement, or an investment in the ADS securities.

  5.2. Each of the undersigned agrees to pay its own expenses incident to the performance of its obligations hereunder.

  5.3. Each of the undersigned agree this Agreement shall be governed by and construed in accordance with the laws of the Republic of Ireland, and without regard to principles of conflicts of law.

  5.4. This Agreement may be executed in one or more counterparts and it is not necessary that the signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. The headings of the sections of this Agreement have been inserted for convenience of reference only, and shall not be deemed to be a part of this Agreement.

  5.5.  Time shall be of the essence of this Agreement.


                         [SIGNATURE PAGE FOLLOWS]






Regulation S Subscription Agreement                             -6-

  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the respective dates set forth below.


FOREIGN INVESTOR:

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[Full Legal Name]

By:
   --------------------------------------
   [Authorised Signature]

Name of Signing Officer:
                          --------------------------------------------------

Title of Signing Officer:
                     --------------------------------------------------

Principal Address of Foreign Investor:

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Jurisdiction in which Foreign Investor is Incorporated or Organized:

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Number of PHARMA PATCH American Depositary Shares subscribed for (        ADS)
                                                                  -------
at $0.50 per ADS equals $                  .
                         ------------------
The following is a true and correct schedule of the PHARMA PATCH Class C Warrants to be surrendered for cancellation upon your acceptance of this subscription, all of which currently are registered solely in the name of the undersigned Foreign Investor:

CLASS C WARRANTS TO BE SURRENDERED:
                               Certificate Number   Number of Class C Warrants

                          ------------------   --------------------------

                                      ATTACH LIST IF MORE ROOM IS REQUIRED

Date:                 , 1996
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     ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

This Agreement is accepted as of                   1996
                                 -----------------
for PHARMA PATCH PLC in the City of Dublin, Ireland:


By:
     -----------------------------------------------------------------------
      [Authorised Signature]

Name and Title of Signing Officer:
                                   -----------------------------------------

Date:                          , 1996                       Rev-2
     --------------------------

Regulation S Subscription Agreement                             -7-